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                                EXHIBIT 21


                   SUBSIDIARIES OF FRONTIER CORPORATION
                           AS OF March 1, 1996


                                 STATE OF      BUSINESS
NAME OF SUBSIDIARY             INCORPORATION   NAMES USED
------------------             -------------   ----------

ALC Communications Corporation       MI        ALC Communications Corp.;
(A subsidiary of Frontier                      ALC
Corporation)

Ameritel Management, Inc.           Canada     Ameritel Management, Inc.
(A subsidiary of WCT           (British Columbia)
Communications, Inc.)

Budget Call Long Distance, Inc.       DE       Budget Call Long
(A subsidiary of Frontier                      Distance, Inc.; Budget
Telecommunications Inc.)                       Call

Business Telemanagement, Inc.         CA       Business Telemanagement,
(A subsidiary of Ameritel                      Inc.; BTI
Management, Inc.)

Computer Calling Technologies, Inc.   CA       Computer Calling
(A subsidiary of Frontier                      Technologies, Inc.
Communications of the West, Inc.)

ConferLink Corp.                      CO       Conferlink Corp.
(A subsidiary of ConferTech
International, Inc.)

ConferTech Australia Pty. Ltd.     Australia   ConferTech Australia
(A subsidiary of ConferTech
International, Inc.)

ConferTech Canada, Inc.               Canada   ConferTech Canada, Inc.
(A subsidiary of ConferTech      (All provinces)
International, Inc.)

Confertech Holdings, Inc.              CO      Confertech Holdings, Inc.
(A subsidiary of ConferTech
International, Inc.)

ConferTech International (UK),       United    ConferTech International
Ltd. (A subsidiary of                Kingdom   (UK), Ltd.
ConferTech International, Inc.)

ConferTech International, Inc.         CO      ConferTech International,
(A subsidiary of ALC Communications            Inc.
Corporation)

DePue Communications, Inc.             IL      DePue Communications,
(A subsidiary of Frontier                      Inc.
Communications of DePue, Inc.)
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Dowdy Minnesota 10, Inc.               FL      Dowdy Minnesota 10, Inc.
(A subsidiary of Frontier Cellular
Holding Inc.)

Enhanced Telemanagement, Inc.          MN      Enhanced Telemanagement;
(A subsidiary of Frontier                      ETI; Frontier Telemanage-
Telecommunications Inc.)                       ment

Enterprise Marketing Services,         PA      Enterprise Marketing
Inc. (A subsidiary of Frontier                 Services
Communications of Pennsylvania,
Inc.)

Fairmount Cellular Inc.                GA      Fairmount Cellular Inc.
(A subsidiary of Frontier
Communications of Fairmount, Inc.)

Frontel Communications Limited        England  Frontel Communications
(A subsidiary of ALC Communications            Ltd.; Frontel
Corporation)

Frontier Cellular Holding Inc.         DE      Frontier Cellular
(A subsidiary of Frontier Corporation)         Holding Inc.; FCHI

Frontier Cellular of Alabama, Inc.     AL      Frontier Cellular
(A subsidiary of Frontier
Communications of the South, Inc.)

Frontier Communications                DE      Frontier Communications
International Inc.                             International Inc.; FCI;
(A subsidiary of                               RCI Long Distance, Inc.
Frontier Telecommunications Inc.)

Frontier Communications of             AL      Frontier Communications
Alabama, Inc.                                  of Alabama, Inc.
A subsidiary of Frontier Subsidiary
Telco Inc.)

Frontier Communications of             NY      Frontier Communications
AuSable Valley, Inc.                           of AuSable Valley, Inc.;
(A subsidiary of                               Frontier
Frontier Corporation)

Frontier Communications of             PA      Frontier Communications
Breezewood, Inc.                               of Breezewood, Inc.;
(A subsidiary of                               Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of             PA      Frontier Communications
Canton, Inc.                                   of Canton, Inc.; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of             IL      Frontier Communications
DePue, Inc.                                    of DePue, Inc.; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of             GA      Frontier Communications
Fairmount, Inc.                                of Fairmount, Inc.;
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(A subsidiary of                               Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of             GA      Frontier Communications
Georgia, Inc.                                  of Georgia, Inc.;
(A subsidiary of                               Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of the         WI      Frontier Communications
Great Lakes, Inc.                              of the Great Lakes, Inc.;
(A subsidiary of Frontier                      Schneider Communications;
Telecommunications Inc.)                       Frontier Telemanagement

Frontier Communications of             IL      Frontier Communications
Illinois, Inc.                                 of Illinois, Inc.;
(A subsidiary of                               Frontier
Frontier Subsidiary Telco Inc.)


Frontier Communications of             IN      Frontier Communications
Indiana, Inc.                                  of Indiana, Inc.;
(A subsidiary of                               Frontier
Frontier Subsidiary Telco Inc.)

Frontier Telecommunications            IA      Frontier Communications
of Iowa, Inc.                                  of Iowa, Inc.; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications-               WI      Frontier Communications
Lakeshore, Inc.                                -Lakeshore, Inc.;
(A subsidiary of                               Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of             IL      Frontier Communications
Lakeside, Inc.                                 of Lakeside; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of             PA      Frontier Communications
Lakewood, Inc.                                 of Lakewood, Inc.;
(A subsidiary of                               Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of             AL      Frontier Communications
Lamar County, Inc.                             of Lamar County, Inc.;
(A subsidiary of                               Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of             MI      Frontier Communications
Michigan, Inc.                                 of Michigan, Inc.;
(A subsidiary of                               Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of the         VA      Frontier Communications
Mid Atlantic, Inc.                             of the Mid Atlantic,
(A subsidiary of Frontier                      Inc.; Mid Atlantic
Telecommunications Inc.)                       Telecom

Frontier Communications-Midland,       IL      Frontier Communications
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Inc.                                           -Midland, Inc.; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications                MN      Frontier Communications
of Minnesota, Inc.                             of Minnesota, Inc.;
(A subsidiary of                               Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of             MS      Frontier Communications
Mississippi, Inc.                              of Mississippi, Inc.;
(A subsidiary of                               Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of             WI      Frontier Communications
Mondovi, Inc.                                  of Mondovi, Inc.;
(A subsidiary of                               Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of             IL      Frontier Communications
Mt. Pulaski, Inc.                              of Mt. Pulaski, Inc.;
(A subsidiary of                               Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of             DE      Frontier Communications
New England, Inc.                              of New England, Inc.;
(A subsidiary of                               Long Distance North; LDN;
Frontier Telecommunications Inc.)              Frontier

Frontier Communications -              MN      Frontier Communications
North Central Region, Inc.                     North Central Region,
(A subsidiary of Frontier                      Inc; American Sharecom;
Telecommunications Inc.)                       ASI

Frontier Communications of             NY      Frontier Communications
New York, Inc.                                 of New York, Inc.;
(A subsidiary of                               Frontier
Frontier Corporation)

Frontier Communications of             IL      Frontier Communications
Orion, Inc.                                    of Orion, Inc.; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of             PA      Frontier Communications
Oswayo River, Inc.                             of Oswayo River, Inc.;
(A subsidiary of                               Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of             PA      Frontier Communications
Pennsylvania, Inc.                             of Pennsylvania, Inc.;
(A subsidiary of                               Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications-Prairie,       IL      Frontier Communications-
Inc.                                           Prairie, Inc.; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of             DE      Frontier Communications
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Rochester, Inc.                                of Rochester, Inc.; FCR
(A subsidiary of Frontier
Corporation)

Frontier Communications-Schuyler,      IL      Frontier Communications
Inc.                                           -Schuyler, Inc.;
(A subsidiary of                               Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of             NY      Frontier Communications
Seneca-Gorham, Inc.                            of Seneca-Gorham, Inc.;
(A subsidiary of                               Frontier
Frontier Corporation)

Frontier Communications of             AL      Frontier Communications
the South, Inc.                                of the South, Inc.;
(A subsidiary of                               Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications -              WI      Frontier Communications
St. Croix, Inc.                                - St. Croix, Inc.;
(A subsidiary of                               Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of             NY      Frontier Communications
Sylvan Lake, Inc.                              of Sylvan Lake, Inc.;
(A subsidiary of                               Frontier
Frontier Corporation)

Frontier Communications of             IN      Frontier Communications
Thorntown, Inc.                                of Thorntown, Inc.;
(A subsidiary of                               Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of             WI      Frontier Communications
Viroqua, Inc.                                  of Viroqua, Inc.;
(A subsidiary of                               Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of the         CA      Frontier Communications
West, Inc.                                     of the West, Inc.; West
(A subsidiary of Frontier                      Coast Telecommunications,
Telecommunications Inc.)                       Inc.

Frontier Communications of             WI      Frontier Communications
Wisconsin, Inc.                                of Wisconsin, Inc.;
(A subsidiary of                               Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications Services       MI      Frontier Communications
Inc. (A subsidiary of ALC                      Services Inc.; Allnet
Communications Corporation)                    Communication Services

Frontier Information                   DE      Frontier Information
Technologies, Inc.                             Technologies, Inc.;
(A subsidiary of Frontier                      FIT
Corporation)

Frontier InfoServices Inc.             DE      Frontier InfoServices
(A subsidiary of                               Inc.; Visions Publishing
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Frontier Subsidiary Telco Inc.)


Frontier Local Services Inc.           MI      Frontier Local Services
(A subsidiary of ALC                           Inc.; Allnet Local
Communications Corporation)                    Services

Frontier Long Distance of              DE      Frontier Long Distance
America, Inc.                                  of America Inc;
(A subsidiary of                               Frontier
Frontier Subsidiary Telco Inc.)

Frontier Long Distance of              NY      Frontier Long Distance
New York, Inc.                                 of New York Inc.;
(A subsidiary of                               Frontier
Frontier Subsidiary Telco Inc.)

Frontier Network Systems Inc.          DE      Frontier Network Systems
(A subsidiary of                               Inc.; Rotelcom Network
Frontier Telecommunications Inc.)              Systems; Rotelcom

Frontier Subsidiary Telco Inc.         DE      Frontier Subsidiary
(A subsidiary of                               Telco Inc.; FSTI
Frontier Corporation)

Frontier Telecommunications Inc.       DE      Frontier Telecommuni-
(A subsidiary of Frontier Corporation)         cations, Inc.; FTI

LinkUSA Corporation                    IA      LinkUSA Corporation
(A subsidiary of Frontier
Telecommunications Inc.)

Mid-South Cablevision                  MS      Mid-South Cablevision
Company, Inc.                                  Company, Inc.
(A subsidiary of
Frontier Subsidiary Telco Inc.)

MLD Minnesota 10, Inc.                 FL      MLD Minnesota 10, Inc.
(A subsidiary of Frontier
Cellular Holding Inc.)

Montel Communications, Inc.            AL      Montel Communications,
(A subsidiary of Frontier                      Inc.
Communications of Alabama, Inc.)

New Richmond Cable                     WI      New Richmond Cable
Company, Inc.                                  Company, Inc.
(A subsidiary of Frontier
Communications - St. Croix, Inc.)

O. T. Cellular Telephone               IL      O. T. Cellular
Company                                        Telephone Company
(A subsidiary of
Frontier Communications of
Orion, Inc.)

RCI Long Distance Canada Ltd.       Canada     RCI Long Distance
(A subsidiary of                (Ont., Quebec) Canada Ltd.
Frontier Telecommunications Inc.)
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Rochester Telephone Corp.              NY      Rochester Telephone
(A subsidiary of                               Corp.; RTC
Frontier Corporation)

RTC Main Street, Inc.                  DE      RTC Main Street, Inc.
(A subsidiary of
Frontier Corporation)

RTMC Holding, Inc.                     DE      RTMC Holding, Inc.
(A subsidiary of
Frontier Cellular Holding Inc.)

Schuyler Cellular, Inc.                IL      Schuyler Cellular, Inc.
(A subsidiary of Frontier
Communications - Schuyler, Inc.)

Taconic Long Distance                  NY      Taconic Long Distance
Service Corp.                                  Service Corp.
(A subsidiary of
Frontier Telecommunications Inc.)

TDCI, Ltd.                             IN      Thorntown Development
(A subsidiary of                               Company, Inc.; TDCI,
Frontier Communications of                     Ltd.
Thorntown, Inc.)

WCT Communications, Inc.               CA      WCT Communications, Inc.
(A subsidiary of Frontier
Telecommunications Inc.)